Annual Report

Virginia
Tax-Free Bond
Fund

February 28, 2001

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Virginia Tax-Free Bond Fund

     o Municipal bonds performed well as interest rates declined and investor demand increased.

     o The Virginia Tax-Free Bond Fund posted strong returns, outpacing the average Virginia fund over both the 6- and 12-month periods.

     o Returns were aided by a moderately long duration and generally high-quality holdings.

     o The yields offered by tax-exempt securities remain extremely attractive compared with Treasury yields, and we are constructive in our outlook.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and a slowing economy that surfaced toward the end of last year. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. As a result, your fund provided excellent absolute and relative returns versus its peers.

MARKET ENVIRONMENT

Virginia Bond Yields
--------------------------------------------------------------------------------

                                                             Virginia
                                                           Bond Index

  2/29/00                                                        6.18
                                                                 5.93
                                                                 6.04
  05/00                                                          6.08
                                                                 5.92
                                                                 5.78
  08/00                                                          5.63
                                                                 5.77
                                                                 5.68
  11/00                                                          5.60
                                                                 5.35
                                                                 5.31
  2/28/01                                                        5.31


     The economy turned 180 degrees over the past 12 months. At the beginning of 2000, the economy was racing along at a 6% annual growth rate. In an effort to keep the booming economy and stock market from igniting inflation, the Federal Open Market Committee raised the federal funds rate six times between June 1999 and May 2000 to 6.5%. The fixed-income markets were encouraged by the Fed's efforts to slow the pace of growth with tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove prices of intermediate and longer-term bonds higher and yields lower in anticipation of a soft economic landing. The Treasury yield curve remained inverted through much of the last year as short-term rates remained higher than longer-term rates.

     During the past six months, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy slowed to around a 1% annual growth rate as the manufacturing sector cut production to reduce inventory growth. As the pace of hiring slowed and the unemployment rate began to rise, consumer confidence fell sharply. The Fed became sufficiently concerned about the abruptly weakening economy to reverse course in early 2001 and lower the federal funds rate a full percentage point. Both the municipal and Treasury yield curves steepened as short-term rates moved lower in concert with Fed actions. Virginia municipal rates followed the national trend lower during the 12 months ended February 28, 2001, as shown in the chart on page 1.

     A weaker economy and modest inflation provided a favorable backdrop for fixed-income investments. The municipal market experienced strong demand from investors seeking a safe haven from the volatile stock market. As in the national market, new issuance in Virginia was light in 2000-substantially below the average for the past 10 years-which also helped push prices higher.

     Through much of the year, investors retreated from the riskier sectors of the bond market, causing yield premiums (the difference between low- and high-quality bond yields) to widen. As a result, the performance of lower-rated bonds lagged the broader market. However, since January investor interest in liquid high-yield bonds has grown because of their attractive yields.

     Virginia Finances Still Strong

     Virginia's economy continues to grow, but at a diminishing rate. December 2000 nonagricultural employment grew by 2.0% compared with December 1999. Employment growth was centered in services (primarily in the high-tech/high-wage business, computer, and professional services category) and in construction, while the manufacturing sector registered losses, especially in textiles, synthetic fibers, and machinery. Overall, the unemployment rate was at an extremely low 1.9% in December 2000-the lowest December rate in 48 years.

     The commonwealth's financial profile remains solid with a general fund balance of $1.9 billion as of June 30, 2000, versus $1.6 billion as of June 30, 1999. Revenue collections for the first eight months of the current fiscal year were 4.4% above the same period last year. Much of the increase in revenue was attributable to higher individual income tax collections and sales tax receipts, which offset lower corporate income tax revenue.

     Recent legislative discussions centered on whether the growth targets set forth in the commonwealth's 1998 Personal Property Tax Relief Act have been met, which would allow the five-year phaseout of Virginia's property tax on cars to continue. A 70% reduction was scheduled to begin in January 2001 with full elimination in January 2002. Governor Gilmore is currently reworking the budget to preserve the tax cut while also considering calling a special legislative session to address the budget. Given Virginia's strong finances, we expect no material change in Virginia's creditworthiness.

     Transportation needs continue to dominate concerns. Additional funding was provided this past October with the issuance of $375 million of federal highway reimbursement anticipation notes. Further borrowing is planned in 2003 ($300-$500 million) and in 2006 ($200-$400 million).

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 2/28/01                      6 Months            12 Months
--------------------------------------------------------------------------------

     Virginia Tax-Free Bond Fund                    5.33%               12.30%

     Lipper Virginia Municipal
     Debt Funds Average                             4.50                11.08

     We are pleased to report excellent results for the Virginia Tax-Free Bond Fund for the year ended February 28, 2001. Six- and 12-month returns of 5.33% and 12.30%, respectively, exceeded peer group averages for both periods. One-year results represent the highest fiscal year return since the year ended February 1993. Six-month returns reflect a $0.28 per share dividend and a $0.30 per share increase in net asset value. The 30-day dividend yield ended the period at 4.82%, an approximate taxable equivalent yield of 7.53% at the federal level for taxpayers in the 36% bracket. The fund's strong results were aided by moderately longer duration than our peers, generally high-quality holdings, and lower-than-average management fees. (Duration measures a bond's price sensitivity to changes in interest rates. The price of a bond with a duration of five years, for example, would rise 5% if rates fall by one percentage point.)

     Diversification Aided Performance

     Some tried and true biases of our investment philosophy served the portfolio well. We stuck with what we see as a winning strategy-invest in a broad array of generally high-quality securities, diversify geographically across the state, and target average interest rate risk while spreading holdings out along the maturity spectrum.

     As municipal rates fell over the last 12 months, virtually every security we owned closed at a higher market value than when the period began. Our long-duration, long-maturity bonds were the best performers, while short-maturity bonds trailed as rates declined. Lower-rated holdings, especially those in the hospital and the industrial and pollution control revenue sectors, were also major disappointments as the high-yield sector performed relatively poorly. Some of the lagging holdings-especially those with shorter maturities-had been our best performers the previous year, demonstrating the value of a diversified portfolio over the long haul.

     Our most significant new investments were in the general obligation sector, which rose to 16% of net assets at the end of the period from 11% six months ago. With the aid of our credit analysis staff, we established or added to positions in the city of Richmond and Arlington, Loudoun, and Chesterfield counties during the last 12 months. Many of these issuers built significant cushions during the halcyon 1990s that should help them if the weakening U.S. economy should affect Virginia. Though not immune to national trends, thus far the Virginia economy has remained remarkably resilient, and the quality of our holdings remains high. Our research staff will monitor our investments closely for any change that will materially affect the long-term quality of these issuers.


OUTLOOK

     After the solid returns of the past year, our expectations for the coming year are more balanced. On the positive side, investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds are up strongly. In addition, at the end of February municipal yields were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush were adopted and the top federal income tax rate lowered to 33%, taxable-equivalent yields on municipal bonds would still exceed comparable Treasury yields.

     With the economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term interest rates in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand to remain strong, we also recognize that municipal supply is growing to meet the demand. In the first two months of 2001, new issue supply was running 40% ahead of last year's pace. The strong economy that boosted municipal borrowers' credit ratings over the past few years may be coming to an end, resulting in more mixed credit trends.

     For these reasons, we have moved our portfolio to a more neutral duration posture relative to its benchmarks. We find many reasons to be constructive in our outlook for the market but will wait for a clearer picture of the direction of the economy and the supply-and-demand balance in 2001.

     Respectfully submitted,

     Hugh D. McGuirk
     Chairman of the fund's Investment Advisory Committee

     March 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics
--------------------------------------------------------------------------------

                                                     8/31/00      2/28/01


Price Per Share                                      $ 10.96      $ 11.26

Dividends Per Share

For 6 months                                            0.28         0.28

For 12 months                                           0.55         0.56

30-Day Dividend Yield *                                 5.09%        4.82%

30-Day Standardized Yield to Maturity                   4.84         4.29

Weighted Average Maturity (years)                       15.5         15.6

Weighted Average Effective Duration (years)              7.1          6.5

Weighted Average Quality **                               AA           AA

     * Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        8/31/00      2/28/01

General Obligation - Local                                11%          16%

Hospital Revenue                                          13           15

Prerefunded Bonds                                         12           10

Educational Revenue                                        7            8

Dedicated Tax Revenue                                      9            8

Housing Finance Revenue                                    8            7

Water and Sewer Revenue                                    7            7

Lease Revenue                                              5            6

Industrial and Pollution Control Revenue                   5            4

Other Revenue                                              3            4

Air and Sea Transportation Revenue                         5            3

Ground Transportation Revenue                              4            3

Electric Revenue                                           1            3

Solid Waste Revenue                                        3            2

Escrowed to Maturity                                       2            2

All Other                                                  6            1

Other Assets Less Liabilities                             -1            1

Total                                                    100%         100%


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

VIRGINIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                         Lipper
                                          Lehman       Virginia
                                        Brothers      Municipal
                                       Municipal           Debt       Virginia
                                            Bond          Funds       Tax-Free
                                           Index        Average      Bond Fund

4/30/91                                    10000          10000          10000
2/92                                       10850          10768          10774
2/93                                       12343          12213          12337
2/94                                       13027          12900          13077
2/95                                       13272          13033          13274
2/96                                       14738          14312          14788
2/97                                       15550          14980          15427
2/98                                       16972          16293          16820
2/99                                       18015          17172          17833
2/00                                       17640          16557          16998
2/201                                      19817          18518          19393


Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
     Periods Ended
     2/28/01                1 Year    3 Years    5 Years   Inception      Date
--------------------------------------------------------------------------------

     Virginia Tax-Free
     Bond Fund               12.30%      4.86%      5.71%      6.97%   4/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning of period      $  10.55   $  11.45   $  11.45   $  11.05   $  11.09

Investment activities
  Net investment
  income (loss)              0.56       0.54       0.55       0.57       0.57
  Net realized and
  unrealized gain (loss)     0.71      (0.90)      0.12       0.40      (0.04)

  Total from
  investment activities      1.27      (0.36)      0.67       0.97       0.53

Distributions
  Net investment income     (0.56)     (0.54)     (0.55)     (0.57)     (0.57)
  Net realized gain          --         --        (0.12)      --         --

  Total distributions       (0.56)     (0.54)     (0.67)     (0.57)     (0.57)

NET ASSET VALUE
End of period            $  11.26   $  10.55   $  11.45   $  11.45   $  11.05

Ratios/Supplemental Data

Total return(diamond)       12.30%     (3.16%)     6.02%      9.03%      5.00%*

Ratio of total expenses
to average net assets        0.54%      0.55%      0.57%      0.58%      0.65%

Ratio of net investment
income (loss) to average
net assets                   5.10%      4.96%      4.83%      5.12%      5.23

Portfolio turnover rate     38.1%      48.1%      47.3%      64.3%      66.2%

Net assets, end of period
(in thousands)           $318,387   $261,992   $278,812   $238,282   $195,783


     (diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.

     The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Statement of Net Assets                                 Par            Value
--------------------------------------------------------------------------------
                                                            In thousands

VIRGINIA  92.8%

Abingdon IDA, Johnston Memorial Hosp.,
       5.25%, 7//1/16                                $    1,500   $    1,475

Albemarle County IDA, Martha
       Jefferson Hosp., 5.50%, 10/1/20                    1,000       1 ,004

Alexandria, Consolidated Public Improvement, GO
       5.50%, 6/15/19                                     2,230        2,343

       5.75%, 6/15/20                                     2,980        3,202

Alexandria IDA
   Episcopal High School
       5.875%, 1/1/23                                     1,250        1,320

       6.00%, 1/1/17                                      1,060        1,146

Arlington County IDA
   Arlington Hosp.
       7.00%, 9/1/11 (Prerefunded 9/1/01!)                1,255        1,303

   Ogden Martin, 5.25%, 1/1/10 (FSA Insured) *            1,750        1,838

   The Nature Conservancy
       5.40%, 7/1/17                                      1,815        1,872

       5.45%, 7/1/27                                      1,375        1,407

Bedford County IDA, Nekoosa Packaging,
       5.60%, 12/1/25 *                                   4,000       3 ,491

Capital Region Airport Commission, Richmond Int'l. Airport
       VRDN (Currently 3.30%) (AMBAC Insured) *             500          500

Charles County IDA, Waste Management, 4.875%,             3,250        3,003

Chesapeake Bay Bridge & Tunnel Dist.
       5.50%, 7/1/25 (MBIA Insured)                       1,300        1,385

Chesapeake Toll Road, Expressway, 5.625%, 7/15/1          1,250        1,261

Chesterfield County, GO, 5.00%, 1/15/16                   3,020        3,067

Chesterfield County IDA, Bon Secours Health System
       5.70%, 11/15/30                                    4,000        4,030

Danville IDA
   Danville Regional Medical Center
       5.20%, 10/1/18 (AMBAC Insured)                     3,735        3,830

       6.50%, 10/1/24 (FGIC Insured)
       (Prerefunded 10/1/04!)                             3,000        3,309

Fairfax County Economic Dev. Auth.
   National Wildlife Federation
       5.25%, 9/1/17 (MBIA Insured)                       2,000        2,044

Danville IDA
Vienna II Metrorail
       6.00%, 9/1/19                                 $    1,975   $    2,160

       6.00%, 9/1/20                                      2,090        2,288

Fairfax County Housing Auth.
   FCRHA Office Building
       7.50%, 6/15/18 (Prerefunded 12/15/02!)             2,045        2,195

Fairfax County Water Auth.
       5.00%, 4/1/21                                      2,000        2,000

       5.80%, 1/1/16 (Escrowed to Maturity)               6,060        6,606

       6.00%, 4/1/15                                      1,140        1,267

       6.00%, 4/1/22                                      8,725        9,398

Frederick County IDA, Gov't. Complex Fac.
       6.50%, 12/1/14 (MBIA Insured)                      1,500        1,655

Fredericksburg IDA
   Medicorp Health
       5.25%, 6/15/16 (AMBAC Insured)                     2,000        2,036

   Hosp. Fac.
       6.60%, 8/15/23 (FGIC Insured)                      6,000        6,201

Giles County IDA, PCR, Hoechst Celanese,
       6.625%, 12/1/22 *                                  1,485       1 ,514

Goochland County IDA, Nekoosa Packaging
       5.65%, 12/1/25 *                                     650          571

Greater Richmond Convention Center Auth.
       Convention Center Expansion, 6.125%, 6/15/29       4,585        4,940

Halifax County IDA, Halifax Regional Long-Term Care
       5.625%, 7/1/12                                     1,585        1,390

Hampton IDA, Sentara Health, 5.375%, 11/1/15              5,300        5,401

Hampton Roads Medical College
       6.875%, 11/15/11                                   1,000        1,039

       6.875%, 11/15/11 (Prerefunded 11/15/01!)             500          522

       6.875%, 11/15/16 (Prerefunded 11/15/01!)             500          522

Hanover County IDA
   Memorial Regional Medical Center
       6.50%, 8/15/10 (MBIA Insured)                      1,300        1,507

Henrico County Economic Dev. Auth.
       Bon Secours Health, 5.75%, 11/15/30                2,200        2,246

       Regional Jail, 6.125%, 11/1/19                     2,000        2,207


Henrico County IDA
   Bon Secours Health
       6.00%, 8/15/16 (MBIA Insured)                 $      865   $      970

       6.25%, 8/15/20 (MBIA Insured)                      1,750        2,008

   Regional Jail
       6.00%, 8/1/15 (Prerefunded 8/1/05!)                2,415        2,632

       7.00%, 8/1/13 (Prerefunded 8/1/05!)                1,485        1,701

Henry County IDA, Memorial Hosp.,
       6.00%, 1/1/2                                       3,250        3,393

Hopewell IDA
   Colonial Heights Convalescent Center
       5.75%, 10/1/04                                       150          150

   Forest Hill Convalescent Center
       5.60%, 10/1/03 (Prerefunded 10/1/02!)                100          107

       5.90%, 10/1/05 (Prerefunded 10/1/02!)                240          257

   Westport Convalescent Center, 5.75%, 10/1/04             290          289

Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *            4,250        4,318

Lexington IDA, Stonewall Jackson Hospital,
       7.00%, 7/1/30                                      2,250       2 ,251

Loudoun County, GO
   Public Improvement
       5.25%, 1/1/17                                      2,650        2,728

       5.25%, 1/1/18                                      1,650        1,691

       5.75%, 12/1/18                                     1,685        1,815

Medical College of Virginia Hosp. Auth.
       5.25%, 7/1/14 (MBIA Insured)                       1,035        1,079

Metropolitan Washington D.C. Airport Auth.
       5.75%, 10/1/11 (MBIA Insured) *                    1,500        1,580

       6.625%, 10/1/19 (MBIA Insured) *                   3,550        3,751

Newport News, GO, 5.50%, 7/1/12 (MBIA Insured)            2,000        2,122

Norfolk, GO
       5.25%, 6/1/14                                      2,250        2,318

       5.40%, 6/1/11                                      1,110        1,154

Norfolk IDA
   Children's Hosp. of the King's Daughters
       VRDN (Currently 3.55%)                             3,800        3,800

       7.00%, 6/1/11 (AMBAC Insured)
       (Prerefunded 6/1/01!)                              1,150        1,183

Peninsula Airport Commission
   Airport Improvement, GO
       5.25%, 7/15/12 *                              $    1,200   $    1,233

       5.375%, 7/15/15 *                                  1,080        1,104

       5.50%, 7/15/21 *                                   1,385        1,410

Peninsula Port Auth.
   Dominion Terminal, 7.375%, 6/1/20                      2,000        2,057

   Riverside Health

       6.625%, 7/1/18 (Prerefunded 7/1/02!)               3,020        3,201

Pocahontas Parkway Assoc., Toll Road,
       Zero Coupon, 8/15/18                               3,000         8 17

Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured)              1,750        1,760

Prince William County Park Auth.,
       5.875%, 10/15/19                                   4,135        4,356

Prince William County Service Auth., Water
       & Sewer Systems 4.75%, 7/1/29 (FGIC Insured)       2,275        2,115

Richmond, GO
       5.50%, 1/15/16 (FSA Insured)                       5,000        5,320

       5.50%, 1/15/17 (FSA Insured)                       1,000        1,056

Richmond Metropolitan Auth.
   Expressway
       5.25%, 7/15/17 (FGIC Insured)                      2,700        2,824

       5.25%, 7/15/22 (FGIC Insured)                      5,050        5,214

Riverside Regional Jail Auth.
       5.875%, 7/1/14 (MBIA Insured)                      1,815        1,941

       5.875%, 7/1/14 (MBIA Insured)
       (Prerefunded 7/1/05!)                              2,185        2,404

Roanoke
   Public Improvement, GO
       6.00%, 10/1/17                                       500          553

       6.00%, 10/1/19                                     4,810        5,305

Roanoke County IDA
   Carilion Health Systems
       VRDN (Currently 3.15%)                               300          300

       6.125%, 7/1/17 (MBIA Insured)                      3,905        4,429

   Hollins College
       5.20%, 3/15/17                                     1,150        1,154

       5.25%, 3/15/23                                     1,000          995

Southeastern Public Service Auth.
       5.00%, 7/1/02                                      1,475        1,478

       5.00%, 7/1/03                                      1,000        1,002

Univ. of Virginia, 5.25%, 6/1/13                     $    3,880   $    4,086

Upper Occoquan Sewage Auth.,
       4.75%, 7/1/29 (MBIA Insured)                       5,000       4 ,654

Virginia Beach Dev. Auth.
   Sentara Bayside Hosp.

       6.60%, 11/1/09 (Prerefunded 11/1/01!)              3,650        3,798

   Virginia Beach General Hosp.
       6.00%, 2/15/10 (AMBAC Insured)                     1,000        1,117

   Westminster Canterbury, 7.25%, 11/1/32                 1,500        1,512

Virginia College Building Auth.
   Ed. Fac., 5.00%, 9/1/18                                5,800        5,773

   Randolph Macon College
       6.625%, 5/1/13 (Prerefunded 5/1/02!)               1,000        1,056

   Univ. of Richmond, VRDN (Currently 3.15%)              2,300        2,300

   Washington and Lee Univ.
       5.25%, 1/1/26 (MBIA Insured)                       2,320        2,385

       5.25%, 1/1/31 (MBIA Insured)                       1,750        1,801

Virginia Commonwealth Univ., 5.75%, 5/1/15                3,000        3,173

Virginia HDA
       5.60%, 11/1/18                                     5,160        5,235

       5.85%, 7/1/12                                      1,000        1,061

       6.00%, 7/1/11 *                                    2,350        2,477

       6.35%, 11/1/01                                     1,000        1,009

       6.375%, 1/1/26 *                                      60           60

       6.40%, 7/1/22 (MBIA Insured) *                     1,000        1,035

       6.45%, 7/1/28 (MBIA Insured) *                        55           56

       6.50%, 5/1/13 *                                    2,000        2,131

       6.70%, 1/1/22 *                                      795          813

       7.05%, 5/1/18                                        840          873

       7.10%, 5/1/13                                      1,500        1,534

   Rental Housing
       5.45%, 2/1/12 *                                    1,150        1,168


       5.50%, 2/1/13 *                                    1,175        1,193

       5.60%, 3/1/25 (MBIA Insured) *                     4,245        4,299

       5.75%, 4/1/15                                        980        1,017

Virginia Polytechnic Institute & State Univ.
   Univ. Services
       5.40%, 6/1/11                                      1,000        1,062

       5.50%, 6/1/16                                 $    3,000   $    3,114

       5.50%, 6/1/20                                      1,600        1,644

Virginia Port Auth., 5.50%, 7/1/11 *                      2,270        2,379

Virginia Public Building Auth.
       5.40%, 8/1/11                                      1,750        1,806

       6.25%, 8/1/15 (Prerefunded 8/1/04!)                1,550        1,691

Virginia Public School Auth.
   GO, 5.00%, 8/1/18                                      5,905        5,891

       6.50%, 8/1/12 (Prerefunded 8/1/01!)                1,700        1,756

       6.50%, 8/1/16                                      2,890        3,220


   School Financing, 5.625%, 6/1/13                       3,000        3,188

Virginia Resources Auth.
   Hopwell Regional Wastewater, 5.75%, 10/1/21*           1,335        1,393

   Revolving Water Fund
       5.125%, 8/1/27*                                    2,670        2,595

       5.25%, 8/1/23                                      1,225        1,237

       5.625%, 10/1/22                                    1,400        1,468

Virginia Transportation Board
     Oak Grove Connector, 5.25%, 5/15/22                  1,250        1,262

     Route 28 Project, 6.50%, 4/1/18                      1,000        1,037

     Route 58 Project
       5.125%, 5/15/19                                    3,855        3,871

       5.625%, 5/15/13                                    3,000        3,123

Washington County IDA
         Johnston Memorial Hosp.
       6.25%, 7/1/06 (Prerefunded 7/1/05!)                1,660        1,800

       6.75%, 7/1/12 (Prerefunded 7/1/02!)                1,500        1,590

York County, Sewer, 5.875%, 6/1/24                        1,000        1,063

     Total Virginia (Cost  $283,735)                                 295,626


PUERTO RICO  5.7%

Puerto Rico Commonwealth Infrastructure Fin. Auth.
       5.50%, 10/1/40                                     2,000        2,071

Puerto Rico Electric Power Auth.
       5.00%, 7/1/28 (MBIA Insured)                       1,500        1,477

       5.25%, 7/1/29 (FSA Insured)                        4,000        4,051

       6.00%, 7/1/14                                      1,000        1,072

Puerto Rico Highway & Transportation Auth.
       5.50%, 7/1/15 (FSA Insured)                   $    2,000   $    2,196

       6.00%, 7/1/31                                      1,000        1,086

       6.25%, 7/1/14                                      1,500        1,760

       6.50%, 7/1/27                                      2,470        2,800

Puerto Rico Ind., Tourist, Ed., Medical &
       Environmental Fac. 6.625%, 6/1/26 *                1,500        1,579

Total Puerto Rico (Cost  $17,136)                                     18,092


Total Investments in Securities

98.5% of Net Assets (Cost  $300,871)                              $  313,718

Futures Contracts

                                          Contract     Unrealized
                             Expiration      Value     Gain (Loss)

Short, 20 ten year
U.S. Treasury Notes
contracts, $40,000 par
of 7.00% Norfolk
IDA Children's Hosp.
of the King's Daughters
bonds pledged as initial
margin                                        6/01     $ (2,119)  $       (7)

Variation margin receivable
(payable) on open futures
contracts                                                                 (7)

Other Assets Less Liabilities                                          4,676


NET ASSETS                                                          $318,387

Net Assets Consist of:

Accumulated net investment income - net of distributions          $       13

Accumulated net realized gain/loss - net of distributions             (4,341)

Net unrealized gain (loss)                                            12,840

Paid-in-capital applicable to 28,283,189 no par value shares of beneficial interest outstanding; unlimited number of shares
authorized                                                           309,875

NET ASSETS                                                        $  318,387


NET ASSET VALUE PER SHARE                                         $    11.26

 * Interest subject to alternative minimum tax

 !        Used in determining portfolio maturity AMBAC AMBAC Indemnity Corp.
 FGIC     Financial Guaranty Insurance Company
 FSA      Financial Security Assurance Corp.
 GO       General Obligation
 HDA      Housing Development Authority
 IDA      Industrial Development Authority
 MBIA     Municipal Bond Investors Assurance Corp.
 PCR      Pollution Control Revenue
 VRDN     Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                         Year
                                                                       Ended
                                                                     2/28/01

  Investment Income (Loss)

  Interest Income                                                  $  15,982

  Expenses
       Investment management                                           1,179
       Shareholder servicing                                             189
       Custody and accounting                                            107
       Prospectus and shareholder reports                                 35
       Legal and audit                                                    12
       Registration                                                        7
       Trustees                                                            7
       Miscellaneous                                                       4

       Total expenses                                                  1,540
       Expenses paid indirectly                                          (10)

       Net expenses                                                    1,530

  Net investment income (loss)                                        14,452

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

       Securities                                                       (692)
       Futures                                                             3

       Net realized gain (loss)                                         (689)

  Change in net unrealized gain or loss
       Securities                                                     19,180
       Futures                                                            (7)

       Change in net unrealized gain or loss                          19,173

  Net realized and unrealized gain (loss)                             18,484

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                      $       32,936


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                    Year
                                                   Ended
                                                 2/28/01             2/29/00

     Increase (Decrease) in Net Assets

     Operations

       Net investment income (loss)            $  14,452           $  13,821
       Net realized gain (loss)                     (689)             (3,588)
       Change in net unrealized gain or loss      19,173             (19,551)

       Increase (decrease) in net assets
       from operations                            32,936              (9,318)

     Distributions to shareholders
       Net investment income                     (14,452)            (13,821)

     Capital share transactions *
       Shares sold                                68,584              60,639
       Distributions reinvested                   10,602              10,389
       Shares redeemed                           (41,275)            (64,709)

       Increase (decrease) in net assets from capital
       share transactions                         37,911               6,319

     Net Assets

     Increase (decrease) during period            56,395             (16,820)
     Beginning of period                         261,992             278,812

     End of period                             $ 318,387           $ 261,992

     *Share information
       Shares sold                                 6,266               5,498
       Distributions reinvested                      972                 956
       Shares redeemed                            (3,791)             (5,976)

       Increase (decrease) in shares outstandin    3,447                 478


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of March 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, the fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the year ended February 28, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $142,274,000 and $103,222,000, respectively, for the year ended February 28, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund has $4,150,000 of capital loss carryforwards, $2,059,000 of which expires in 2008, and $2,091,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income                   $    1,000
     Undistributed net realized gain                          (14,000)
     Paid-in-capital                                           13,000

     At February 28, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $300,871,000. Net unrealized gain aggregated $12,847,000 at period-end, of which $14,003,000 related to appreciated investments and $1,156,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $101,000 was payable at February 28, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $221,000 for the year ended February 28, 2001, of which $19,000 was payable at period-end.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of Virginia Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virginia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2001


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/01

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $14,316,000 which qualified as exempt-interest dividends.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain
information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site
at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.     C14-050  2/28/01